Exhibit 10.1(b)


             Schedule of Secured Convertible Note (demand) Issued by
              NCT Group, Inc. to Carole Salkind on August 31, 2006



Issue Date          Due Date           Principal           Conversion Price
----------          --------           ---------           ----------------
 08/31/06        Earlier of:           $550,000        Greater of:  (i) $0.0037;
                 (i) demand;                           or (ii) the par value of
                 or (ii) 02/28/07                      NCT Group, Inc. common
                                                       stock on the date of
                                                       conversion